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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 25, 1998

                                 STAFFMARK, INC
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             (Exact name of registrant as specified in its charter)


          Delaware                        0-20971                71-0788538
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


              302 East Millsap Road, Fayetteville, Arkansas  72703
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              (Address of principal executive offices)  (zip code)



       Registrant's telephone number, including area code (501) 973-6000
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                                 Not Applicable
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         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets

     On November 25, 1998, StaffMark, Inc. (the "Company") consummated a transaction whereby Robert Walters plc, a company registered under the Companies Act 1985 of Great Britain, as amended ("RW") became an indirect wholly-owned subsidiary of the Company (the "Transaction"). RW is a London-based international recruitment consultancy operating in 14 cities in ten countries and specializing in placing accounting, finance, information technology professionals on a contract, temporary and permanent basis with clients in the commercial, industrial and finance sectors.

     The consideration paid to the RW stockholders in the Transaction consisted of 6,687,704 shares of the Company's common stock. The purchase price was determined as a result of direct negotiations with RW. The Transaction will be accounted for as a pooling-of-interests.

Item 7. Financial Statements and Exhibits

     (a) The financial statements for the business acquired by the registrant were filed as part of the Company's Proxy Statement dated September 25, 1998 which was filed with the Securities & Exchange Commission (the "SEC") on September 25, 1998 (the "Proxy Statement") and for which the Proxy Statement is incorporated herein by reference. The Company's file number with the SEC for periodic reports and proxy statements filed under the Securities Exchange Act of 1934, as amended is 0-20971.

     (b) The Proxy Statement included the required proforma financial information, with the interim proforma financial information therein being as of June 30, 1998 for the proforma balance sheet and the for six months ended June 30, 1998 as to the interim proforma statement of income. The proforma information in the Proxy Statement is incorporated herein by reference. Updated interim proforma financial information for the Transaction will be provided as of September 30, 1998 with respect to a proforma balance sheet and the nine months ended September 30, 1998 with respect to a proforma statement of income, however, it is now impracticable to provide the updated proforma interim financial information for the Transaction. The Company will file the required updated proforma interim information for the Transaction within 60 days of the date this Form 8-K is due.

     (c) Exhibits. The following exhibit is filed through incorporation by reference with this Form 8-K:

          2.1 The Merger Agreement, dated as of August 18, 1998 (the "Agreement") by and among the Company, PSF & C Services International Holding Company, Inc. and RW was Annex I to the Company's Proxy Statement filed with the SEC on September 25, 1998 and for which the Agreement is incorporated herein by reference.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  STAFFMARK, INC.
                                                  (Registrant)


Date: December 9, 1998                       By:  /s/ TERRY C. BELLORA
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                                                  Terry C. Bellora
                                                  Chief Financial Officer



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